INVESTMENT PERFORMANCE -- EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $977.52        $1,311.89      34.20%      5.17%         31.19%      4.76%

5 YEARS ENDED
03/31/98          03/31/93      $977.32        $1,218.22      24.65%      4.51%         21.82%      4.03%

1 YEAR ENDED
03/31/98          03/31/97      $977.47        $1,061.16      8.56%       8.56%         6.12%       6.12%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EV CALIFORNIA LIMITED MATURITY MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                         $101,251
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                   $101,251

Minus       Expenses:                                        $19,474
                                                           ------
Equal       Net Investment Income:                           $81,777

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          2,471,487
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0331

            Net Asset Value Per Share 3/31/98:                $10.33

            30 Day Yield*:                                      3.88%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            5.62%
37.42%

            Divided by one minus a tax rate of 37.42%:        0.6258

Equal       Tax Equivalent Yield***:                            6.20%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0331/$10.33)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and California tax rate of  37.42%

INVESTMENT PERFORMANCE -- EATON VANCE CONNECTICUT LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through March 31, 1998 and for the 1 year period ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $977.52        $1,207.89      23.57%      4.36%         20.79%      3.88%

1 YEAR ENDED
03/31/98          03/31/97      $977.04        $1,055.09      7.99%       7.99%         5.51%       5.51%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EV CONNECTICUT LIMITED MATURITY MUNICIPALS FUND CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $23,033
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $23,033

Minus       Expenses:                                         $4,697
                                                           ------
Equal       Net Investment Income:                           $18,336

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            585,125
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0313

            Net Asset Value Per Share 3/31/98:                $10.11

            30 Day Yield*:                                      3.74%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            5.42%
34.11%

            Divided by one minus a tax rate of 34.11%:        0.6589

Equal       Tax Equivalent Yield***:                            5.68%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0313/$10.11)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Connecticut tax rate of  34.11%

INVESTMENT PERFORMANCE -- EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $977.52        $1,304.40      33.44%      5.06%         30.44%      4.66%

5 YEARS ENDED
03/31/98          03/31/93      $977.36        $1,208.26      23.63%      4.33%         20.83%      3.86%

1 YEAR ENDED
03/31/98          03/31/97      $977.47        $1,056.25      8.06%       8.06%         5.62%       5.62%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EV FLORIDA LIMITED MATURITY MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                         $193,999
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                   $193,999

Minus       Expenses:                                        $36,071
                                                           ------
Equal       Net Investment Income:                          $157,927

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          4,850,120
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0326

            Net Asset Value Per Share 3/31/98:                $10.29

            30 Day Yield*:                                      3.83%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            5.55%
34.34%

            Divided by one minus a tax rate of 34.34%:        0.6566

Equal       Tax Equivalent Yield***:                            5.83%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0326/$10.29)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Florida tax rate of  34.34%

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $977.52        $1,309.32      33.94%      5.14%         30.93%      4.73%

5 YEARS ENDED
03/31/98          03/31/93      $977.16        $1,223.82      25.24%      4.60%         22.38%      4.12%

1 YEAR ENDED
03/31/98          03/31/97      $977.49        $1,058.52      8.29%       8.29%         5.85%       5.85%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS A 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                         $208,916
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                   $208,916

Minus       Expenses:                                        $44,634
                                                           ------
Equal       Net Investment Income:                          $164,282

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          5,062,560
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0325

            Net Asset Value Per Share 3/31/98:                $10.32

            30 Day Yield*:                                      3.81%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            5.52%
39.28%

            Divided by one minus a tax rate of 39.28%:        0.6072
                                                           ------
Equal       Tax Equivalent Yield***:                            6.27%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0325/$10.32)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Massachusetts tax rate of  39.28%

INVESTMENT PERFORMANCE -- EATON VANCE MICHIGAN LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through March 31, 1998 and for the 1 year period ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $977.52        $1,212.48      24.04%      4.44%         21.25%      3.96%

1 YEAR ENDED
03/31/98          03/31/97      $977.92        $1,058.40      8.23%       8.23%         5.84%       5.84%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EV MICHIGAN  LIMITED MATURITY MUNICIPALS FUND CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                           $2,409
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                     $2,409

Minus       Expenses:                                           $559
                                                           ------
Equal       Net Investment Income:                            $1,850

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          1,785,807
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0010

            Net Asset Value Per Share 3/31/98:                $10.05

            30 Day Yield*:                                      0.12%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            0.17%
35.33%

            Divided by one minus a tax rate of 35.33%:        0.6467

Equal       Tax Equivalent Yield***:                            0.19%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.001/$10.05)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Michigan tax rate of  35.33%

INVESTMENT PERFORMANCE -- EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $977.52        $1,309.70      33.99%      5.15%         30.97%      4.74%

5 YEARS ENDED
03/31/98          03/31/93      $977.34        $1,215.79      24.40%      4.46%         21.58%      3.99%

1 YEAR ENDED
03/31/98          03/31/97      $977.67        $1,052.85      7.69%       7.69%         5.28%       5.28%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                         $136,927
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                   $136,927

Minus       Expenses:                                        $26,749
                                                           ------
Equal       Net Investment Income:                          $110,178

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          3,392,772
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0325

            Net Asset Value Per Share 3/31/98:                $10.35

            30 Day Yield*:                                      3.80%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            5.51%
35.40%

            Divided by one minus a tax rate of 35.40%:        0.6460
                                                           ------
Equal       Tax Equivalent Yield***:                            5.88%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0325/$10.35)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New Jersey tax rate of  35.40%

INVESTMENT PERFORMANCE -- EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $977.52        $1,329.43      36.01%      5.41%         32.94%      5.00%

5 YEARS ENDED
03/31/98          03/31/93      $977.36        $1,231.48      26.00%      4.73%         23.15%      4.25%

1 YEAR ENDED
03/31/98          03/31/97      $977.60        $1,071.56      9.61%       9.61%         7.16%       7.16%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                         $243,170
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                   $243,170

Minus       Expenses:                                        $42,192
                                                           ------
Equal       Net Investment Income:                          $200,978

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          5,589,095
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0360

            Net Asset Value Per Share 3/31/98:                $10.51

            30 Day Yield*:                                      4.15%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            6.01%
38.80%

            Divided by one minus a tax rate of 38.80%:        0.6120
                                                           ------
Equal       Tax Equivalent Yield***:                            6.78%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.036/$10.51)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New York tax rate of  38.80%

INVESTMENT PERFORMANCE -- EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through March 31, 1998 and for the 1 year period ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $977.52        $1,225.26      25.34%      4.66%         22.53%      4.18%

1 YEAR ENDED
03/31/98          03/31/97      $977.11        $1,059.15      8.40%       8.40%         5.92%       5.92%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $71,732
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $71,732

Minus       Expenses:                                        $15,794
                                                           ------
Equal       Net Investment Income:                           $55,938

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          1,745,098
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0321

            Net Asset Value Per Share 3/31/98:                $10.14

            30 Day Yield*:                                      3.83%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            5.55%
35.76%

            Divided by one minus a tax rate of 35.76%:        0.6424
                                                           ------
Equal       Tax Equivalent Yield***:                            5.96%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0321/$10.14)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Ohio tax rate of  35.76%

INVESTMENT PERFORMANCE -- EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $977.52        $1,340.67      37.15%      5.57%         34.07%      5.16%

5 YEARS ENDED
03/31/98          03/31/93      $977.42        $1,239.12      26.78%      4.86%         23.91%      4.38%

1 YEAR ENDED
03/31/98          03/31/97      $977.73        $1,070.89      9.52%       9.52%         7.09%       7.09%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS A 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                         $171,162
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                   $171,162

Minus       Expenses:                                        $35,244
                                                           ------
Equal       Net Investment Income:                          $135,918

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          4,114,023
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0330

            Net Asset Value Per Share 3/31/98:                $10.55

            30 Day Yield*:                                      3.78%

Divided by  One minus the Tax Rate of 36%:                      0.64
                                                           ------
Equal       Tax Equivalent Yield **:                            5.91%








*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.033/$10.55)+1)-1]

**  Assuming a tax rate of 36%

INVESTMENT PERFORMANCE -- EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 22, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/22/92      $977.52        $1,361.53      39.28%      5.82%         36.15%      5.41%

5 YEARS ENDED
03/31/98          03/31/93      $977.55        $1,248.51      27.73%      5.02%         24.85%      4.54%

1 YEAR ENDED
03/31/98          03/31/97      $977.67        $1,080.36      10.50%      10.50%        8.04%       8.04%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND - CLASS A
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                         $274,625
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                   $274,625

Minus       Expenses:                                        $47,245
                                                           ------
Equal       Net Investment Income:                          $227,380

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          5,636,306
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0403

            Net Asset Value Per Share 3/31/98:                $10.58

            30 Day Yield*:                                      4.61%

Divided by  One minus the Tax Rate of 36%:                      0.64
                                                           ------
Equal       Tax Equivalent Yield **:                            7.20%









*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0403/$10.58)+1)-1]

**  Assuming a tax rate of 36%

INVESTMENT PERFORMANCE -- EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,324.39      $1,324.39      32.44%      4.93%         32.44%      4.93%

5 YEARS ENDED
03/31/98          03/31/93      $1,230.15      $1,230.15      23.02%      4.23%         23.02%      4.23%

1 YEAR ENDED
03/31/98          03/31/97      $1,075.95      $1,045.95      7.60%       7.60%         4.60%       4.60%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV  CALIFORNIA LIMITED MATURITY MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $22,723
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $22,723

Minus       Expenses:                                         $7,839
                                                           ------
Equal       Net Investment Income:                           $14,884

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            554,784
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0268

            Net Asset Value Per Share 3/31/98:                $10.33

            30 Day Yield*:                                      3.13%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            4.54%
37.42%

            Divided by one minus a tax rate of 37.42%:        0.6258

Equal       Tax Equivalent Yield***:                            5.00%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0268/$10.33)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and California tax rate of  37.42%

INVESTMENT PERFORMANCE -- EATON VANCE CONNECTICUT LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through March 31, 1998 and for the 1 year period ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $1,223.95      $1,223.95      22.40%      4.16%         22.40%      4.16%

1 YEAR ENDED
03/31/98          03/31/97      $1,070.25      $1,040.25      7.02%       7.02%         4.03%       4.03%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV CONNECTICUT LIMITED MATURITY MUNICIPALS FUND CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $10,703
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $10,703

Minus       Expenses:                                         $5,579
                                                           ------
Equal       Net Investment Income:                            $5,124

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            271,479
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0189

            Net Asset Value Per Share 3/31/98:                $10.10

            30 Day Yield*:                                      2.26%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            3.28%
34.11%

            Divided by one minus a tax rate of 34.11%:        0.6589

Equal       Tax Equivalent Yield***:                            3.43%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0189/$10.10)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Connecticut tax rate of  34.11%

INVESTMENT PERFORMANCE -- EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,316.83      $1,316.83      31.68%      4.83%         31.68%      4.83%

5 YEARS ENDED
03/31/98          03/31/93      $1,219.95      $1,219.95      22.00%      4.06%         22.00%      4.06%

1 YEAR ENDED
03/31/98          03/31/97      $1,070.84      $1,040.84      7.08%       7.08%         4.08%       4.08%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV FLORIDA  LIMITED MATURITY MUNICIPALS FUND CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $46,528
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $46,528

Minus       Expenses:                                        $15,771
                                                           ------
Equal       Net Investment Income:                           $30,757

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          1,164,072
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0264

            Net Asset Value Per Share 3/31/98:                $10.29

            30 Day Yield*:                                      3.10%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            4.49%
35.13%

            Divided by one minus a tax rate of 35.13%:        0.6487
                                                           ------
Equal       Tax Equivalent Yield***:                            4.78%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0264/$10.29)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Florida tax rate of  35.13%

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,321.84      $1,321.84      32.18%      4.90%         32.18%      4.90%

5 YEARS ENDED
03/31/98          03/31/93      $1,236.02      $1,236.02      23.60%      4.33%         23.60%      4.33%

1 YEAR ENDED
03/31/98          03/31/97      $1,073.31      $1,043.31      7.33%       7.33%         4.33%       4.33%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS B 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $36,946
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $36,946

Minus       Expenses:                                        $12,635
                                                           ------
Equal       Net Investment Income:                           $24,311

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            895,797
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0271

            Net Asset Value Per Share 3/31/98:                $10.31

            30 Day Yield*:                                      3.18%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            4.61%

            Divided by one minus a tax rate of 39.28%:        0.6072
                                                           ------
Equal       Tax Equivalent Yield***:                            5.24%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0271/$10.31)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Massachusetts tax rate of  39.28%

INVESTMENT PERFORMANCE -- EATON VANCE MICHIGAN LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through March 31, 1998 and for the 1 year period ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $1,226.24      $1,226.24      22.62%      4.20%         22.62%      4.20%

1 YEAR ENDED
03/31/98          03/31/97      $1,072.45      $1,042.45      7.24%       7.24%         4.24%       4.24%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MICHIGAN LIMITED MATURITY MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                           $8,962
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                     $8,962

Minus       Expenses:                                         $3,411
                                                           ------
Equal       Net Investment Income:                            $5,551

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          6,577,967
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0008

            Net Asset Value Per Share 3/31/98:                $10.05

            30 Day Yield*:                                      0.10%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            0.14%

            Divided by one minus a tax rate of 35.33%:        0.6467

Equal       Tax Equivalent Yield***:                            0.15%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0008/$10.05)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Michigan tax rate of  35.33%

INVESTMENT PERFORMANCE -- EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,322.46      $1,322.46      32.25%      4.91%         32.25%      4.91%

5 YEARS ENDED
03/31/98          03/31/93      $1,227.74      $1,227.74      22.77%      4.19%         22.77%      4.19%

1 YEAR ENDED
03/31/98          03/31/97      $1,067.33      $1,037.33      6.73%       6.73%         3.73%       3.73%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $38,547
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $38,547

Minus       Expenses:                                        $13,947
                                                           ------
Equal       Net Investment Income:                           $24,600

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            953,763
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0258

            Net Asset Value Per Share 3/31/98:                $10.35

            30 Day Yield*:                                      3.01%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            4.36%

            Divided by one minus a tax rate of 35.40%:        0.6460
                                                           ------
Equal       Tax Equivalent Yield***:                            4.66%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0258/$10.35)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New Jersey tax rate of  35.40%

INVESTMENT PERFORMANCE -- EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,342.44      $1,342.44      34.24%      5.17%         34.24%      5.17%

5 YEARS ENDED
03/31/98          03/31/93      $1,243.64      $1,243.64      24.36%      4.46%         24.36%      4.46%

1 YEAR ENDED
03/31/98          03/31/97      $1,086.53      $1,056.53      8.65%       8.65%         5.65%       5.65%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $57,110
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $57,110

Minus       Expenses:                                        $18,378
                                                           ------
Equal       Net Investment Income:                           $38,732

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          1,311,500
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0295

            Net Asset Value Per Share 3/31/98:                $10.51

            30 Day Yield*:                                      3.39%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            4.91%

            Divided by one minus a tax rate of 38.80%:        0.6120
                                                           ------
Equal       Tax Equivalent Yield***:                            5.54%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0295/$10.51)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New York tax rate of  38.80%

INVESTMENT PERFORMANCE -- EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through March 31, 1998 and for the 1 year period ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $1,239.30      $1,239.30      23.93%      4.42%         23.93%      4.42%

1 YEAR ENDED
03/31/98          03/31/97      $1,074.27      $1,044.27      7.43%       7.43%         4.43%       4.43%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $19,352
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $19,352

Minus       Expenses:                                         $6,861
                                                           ------
Equal       Net Investment Income:                           $12,491

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            470,646
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0265

            Net Asset Value Per Share 3/31/98:                $10.15

            30 Day Yield*:                                      3.15%

Divided by  One minus the Tax Rate of 31%:                      0.69
                                                           ------
Equal       Tax Equivalent Yield **:                            4.57%

            Divided by one minus a tax rate of 35.76%:        0.6424
                                                           ------
Equal       Tax Equivalent Yield***:                            4.90%




*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0265/$10.15)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Ohio tax rate of  35.76%

INVESTMENT PERFORMANCE -- EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,353.59      $1,353.59      35.36%      5.33%         35.36%      5.33%

5 YEARS ENDED
03/31/98          03/31/93      $1,251.20      $1,251.20      25.12%      4.58%         25.12%      4.58%

1 YEAR ENDED
03/31/98          03/31/97      $1,085.51      $1,055.51      8.55%       8.55%         5.55%       5.55%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS B 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $36,176
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $36,176

Minus       Expenses:                                        $12,707
                                                           ------
Equal       Net Investment Income:                           $23,469

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                            870,133
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0270

            Net Asset Value Per Share 3/31/98:                $10.53

            30 Day Yield*:                                      3.10%

Divided by  One minus the Tax Rate of 36%:                      0.64
                                                           ------
Equal       Tax Equivalent Yield **:                            4.84%








*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.027/$10.53)+1)-1]

**  Assuming a tax rate of 36%

INVESTMENT PERFORMANCE -- EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 22, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/22/92      $1,374.70      $1,374.70      37.47%      5.58%         37.47%      5.58%

5 YEARS ENDED
03/31/98          03/31/93      $1,260.66      $1,260.66      26.07%      4.74%         26.07%      4.74%

1 YEAR ENDED
03/31/98          03/31/97      $1,095.21      $1,065.21      9.52%       9.52%         6.52%       6.52%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND - CLASS B
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



            For the 30 days ended 3/31/98:

            Interest Income Earned:                          $58,269
Plus        Dividend Income Earned:
                                                           ------
Equal       Gross Income:                                    $58,269

Minus       Expenses:                                        $17,826
                                                           ------
Equal       Net Investment Income:                           $40,443

Divided by  Average daily number of shares
            outstanding that were entitled
            to receive dividends:                          1,195,939
                                                           ------
Equal       Net Investment Income Earned Per Share:          $0.0338

            Net Asset Value Per Share 3/31/98:                $10.58

            30 Day Yield*:                                      3.86%

Divided by  One minus the Tax Rate of 36%:                      0.64
                                                           ------
Equal       Tax Equivalent Yield **:                            6.03%








*   Yield is calculated on a bond equivalent rate as follows:
                       6
2[((0.0338/$10.58)+1)-1]

**  Assuming a tax rate of 36%

INVESTMENT PERFORMANCE -- EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,310.15      $1,310.15      31.02%      4.73%         31.02%      4.73%

5 YEARS ENDED
03/31/98          03/31/93      $1,213.77      $1,213.77      21.38%      3.95%         21.38%      3.95%

1 YEAR ENDED
03/31/98          03/31/97      $1,069.51      $1,059.51      6.95%       6.95%         5.95%       5.95%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,317.69      $1,317.69      31.77%      4.85%         31.77%      4.85%

5 YEARS ENDED
03/31/98          03/31/93      $1,232.16      $1,232.16      23.22%      4.26%         23.22%      4.26%

1 YEAR ENDED
03/31/98          03/31/97      $1,071.59      $1,061.59      7.16%       7.16%         6.16%       6.16%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,334.79      $1,334.79      33.48%      5.07%         33.48%      5.07%

5 YEARS ENDED
03/31/98          03/31/93      $1,236.65      $1,236.65      23.66%      4.34%         23.66%      4.34%

1 YEAR ENDED
03/31/98          03/31/97      $1,082.60      $1,072.60      8.26%       8.26%         7.26%       7.26%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,350.13      $1,350.13      35.01%      5.28%         35.01%      5.28%

5 YEARS ENDED
03/31/98          03/31/93      $1,247.98      $1,247.98      24.80%      4.53%         24.80%      4.53%

1 YEAR ENDED
03/31/98          03/31/97      $1,082.26      $1,072.26      8.23%       8.23%         7.23%       7.23%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 22, 1992 through March 31, 1998 and for the 1 and 5 year periods ended
March 31, 1998.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/98    ON 03/31/98    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/22/92      $1,356.47      $1,356.47      35.65%      5.34%         35.65%      5.34%

5 YEARS ENDED
03/31/98          03/31/93      $1,243.94      $1,243.94      24.39%      4.46%         24.39%      4.46%

1 YEAR ENDED
03/31/98          03/31/97      $1,088.68      $1,078.68      8.87%       8.87%         7.87%       7.87%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.
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